UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2012, Flowserve Corporation, a New York Corporation (the “Company”), held its 2012 Annual Meeting of Shareholders (the “Meeting”). The number of shares present at the Meeting was 49,108,724, representing 89.85% of the 54,658,763 shares issued and outstanding that were entitled to vote on March 23, 2012, the record date for the Meeting.

Five items of business were submitted to shareholders at the Meeting. The voting results for each proposal are set forth below:

1. Election of Directors. The director nominees listed below were duly elected at the Meeting pursuant to the following votes:

Director Nominee (Term Expiring)	Votes For	Votes Withheld	Broker Non-Votes
Mark A. Blinn (2015)	45,500,090	332,821	3,275,813
Roger L. Fix (2015)	45,141,002	691,909	3,275,813
David E. Roberts (2015)	45,642,959	189,952	3,275,813
James O. Rollans (2015)	44,365,934	1,466,977	3,275,813

The foregoing totals of votes for and withheld do not include broker non-votes.

2. Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved pursuant to the following votes:

Votes FOR:	43,047,889
Votes AGAINST:	986,319
Votes ABSTAINED:	1,798,703
Broker Non-Votes:	3,275,813

3. Proposed Charter Amendment – Elimination of classified structure of the Board of Directors. The proposed amendment to the Company’s certificate of incorporation (the “Charter”) to eliminate the classified structure of the board of directors and provide for the annual election of directors with expiring terms beginning in 2013 was approved pursuant to the following votes:

Votes FOR:	45,729,585
Votes AGAINST:	82,435
Votes ABSTAINED	20,891
Broker Non-Votes:	3,275,813

4. Proposed Charter Amendment – Shareholders’ Right to Call Special Meeting. The proposed Charter amendment to provide shareholders who have held at least twenty-five (25%) of the Company’s outstanding common stock for at least one year the right to call a special meeting of shareholders was approved pursuant to the following votes:

Votes FOR:	45,761,192
Votes AGAINST:	59,089
Votes ABSTAINED:	12,630
Broker Non-Votes:	3,275,813

5. Ratification of Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP was ratified to serve as the Company’s independent registered public accounting firm for 2012 pursuant to the following votes:

Votes FOR:	48,676,007
Votes AGAINST:	411,951
Votes ABSTAINED:	20,766
Broker Non-Votes:	—

No other matters were voted on at the Meeting.

Item 8.01 Other Items.

Clarification of Second Quarter Dividend Record Date

On May 17, 2012, the Company issued a press release indicating that its Board of Directors had declared a quarterly dividend of $0.36 per share, payable on July 13, 2012, to shareholders of record as of June 30, 2012. Because June 30, 2012 falls on a Saturday, the effective record date for the dividend will be the close of business on Friday, June 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: May 22, 2012	By:	/S/ RONALD F. SHUFF
Ronald F. Shuff
Senior Vice President and General Counsel